UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 22, 2023

PEAPACK-GLADSTONE FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

New Jersey	001-16197	22-3537895
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

500 Hills Drive, Suite 300, Bedminster, New Jersey		07921
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (908) 234-0700

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	PGC	The NASDAQ Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 22, 2023, the Board of Directors of Peapack-Gladstone Financial Corporation (the “Company”) and its wholly owned subsidiary Peapack-Gladstone Bank (the “Bank”) appointed Patrick Campion to the Board of Directors of the Company and the Bank, effective immediately.  The Board of Directors also appointed Mr. Campion to the NJ Trust Committee of the Board of Directors. Mr. Campion will be considered an independent director.
Mr. Campion, age 62, served as Chief Executive Officer of HSBC’s US Private Bank from 2007 to 2016.  Prior to that position, he served as U.S. Wealth Management Head at Deutsche Bank from 2005 to 2007 and as Manager of NY-CT at Citi Private Bank from 1999 to 2005.  Mr. Campion currently serves as a director of The Normandy Institute.  Mr. Campion served on the Deutsche Bank USA Board of Directors from 2016 to 2018 and the Deutsche Bank Securities, Inc. Board of Directors from 2018 to 2020.  Mr. Campion also has previously served as a director on the Boards of Directors of Deutsche Bank Foundation, the University of Connecticut Foundation and Housing Works.  Mr. Campion holds a Bachelors degree in Economics from the University of Connecticut.
There were no arrangements or understandings between Mr. Campion and any other person pursuant to which Mr. Campion was selected as a director. Mr. Campion is not a party to any transaction with the Company or the Bank that would require disclosure under Item 404(a) of Securities and Exchange Commission Regulation S-K.

A news release containing additional information is included herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	News release dated June 22, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEAPACK-GLADSTONE FINANCIAL CORPORATION

Dated: June 22, 2023	By: /s/ Douglas L. Kennedy
Douglas L. Kennedy
President and Chief Executive Officer